UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2004

PIERRE FOODS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	0-7277	56-0945643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9990 Princeton Road
Cincinnati, Ohio 45246

(Address of Principal executive offices, including  Zip Code)

(513) 874-8741

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

(a)(1)  The Registrant entered into a Second Amendment Agreement, dated as of September 30, 2004, by and between Hardee’s Food Systems, Inc. (“HFS”) and the Registrant (the “HFS Second Amendment”), and a Second Amendment Agreement, dated as of September 30, 2004, by and between Carl Karcher Enterprises, Inc. (“CKE”) and the Registrant (the “CKE Second Amendment,” and together with the HFS Second Amendment, the “Amendments”).

(2)  Each of the Amendments provides that the Registrant will maintain additional safety stock volume for each of HFS and CKE and amends certain pricing terms.

Item 9.01  Financial Statements and Exhibits.

In response to a comment letter from the Securities and Exchange Commission, the Registrant is refiling certain agreements that were previously filed as Exhibits 10.8, 10.9, 10.10, 10.11, 10.12 and 10.13 to its Registration Statement on Form S-4 (file no. 333-119307).

(c)  Exhibits

Exhibit No.	Description

10.8	Amended and Restated Agreement, dated as of May 21, 2004, between the Company and Carl Karcher Enterprises, Inc.*

10.9	Amended and Restated Formula Development Agreement, dated as of May 21, 2004, between the Company and Carl Karcher Enterprises, Inc.*

10.10	First Amendment Agreement, dated as of June 27, 2004, between the Company and Carl Karcher Enterprises, Inc.*

10.11	Amended and Restated Agreement, dated as of May 21, 2004, between the Company and Hardee’s Food Systems, Inc.*

10.12	Amended and Restated Formula Development Agreement, dated as of May 21, 2004, between the Company and Hardee’s Food Systems, Inc.*

10.13	First Amendment Agreement, dated as of June 27, 2004, between the Company and Hardee’s Food Systems, Inc.*

10.14	Second Amendment Agreement, dated as of September 30, 2004, between the Company and Carl Karcher Enterprises, Inc.*

10.15	Second Amendment Agreement, dated as of September 30, 2004, between the Company and Hardee’s Food Systems, Inc.*

*Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 406 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIERRE FOODS, INC.

/s/ Joseph W. Meyers
Date: December 2, 2004	Name: Joseph W. Meyers
Title: Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

10.8	Amended and Restated Agreement, dated as of May 21, 2004, between the Company and Carl Karcher Enterprises, Inc.*

10.9	Amended and Restated Formula Development Agreement, dated as of May 21, 2004, between the Company and Carl Karcher Enterprises, Inc.*

10.10	First Amendment Agreement, dated as of June 27, 2004, between the Company and Carl Karcher Enterprises, Inc.*

10.11	Amended and Restated Agreement, dated as of May 21, 2004, between the Company and Hardee’s Food Systems, Inc.*

10.12	Amended and Restated Formula Development Agreement, dated as of May 21, 2004, between the Company and Hardee’s Food Systems, Inc.*

10.13	First Amendment Agreement, dated as of June 27, 2004, between the Company and Hardee’s Food Systems, Inc.*

10.14	Second Amendment Agreement, dated as of September 30, 2004, between the Company and Carl Karcher Enterprises, Inc.*

10.15	Second Amendment Agreement, dated as of September 30, 2004, between the Company and Hardee’s Food Systems, Inc.*

*Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 406 of the Securities Act of 1933, as amended.